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                                                                   EXHIBIT 23.2
                         CONSENT OF ERNST & YOUNG LLP

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 27, 1995, in the Amendment No. 2 to Registration Statement (Form S-4 No. 333-06439) and related Prospectus of Park Newspapers, Inc. dated September 4, 1996.

Syracuse, New York
                                          /s/ Ernst & Young LLP
September 4, 1996